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                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

             -----------------------------------

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                       November 24, 2003
             -----------------------------------
               (Date of earliest event report)

                          CNF Inc.
             -----------------------------------
     (Exact name of registrant as specified in charter)

    Delaware               1-5046              94-1444798
    ----------             ------              ----------
  (State or other        (Commission         (IRS Employer
   jurisdiction of        File Number)        Identification
   incorporation or                              Number)
   organization)

     3240 Hillview Avenue, Palo Alto, California  94304
     ---------------------------------------------------
          (Address of principal executive offices)
                         (zip code)

     Registrant's telephone number, including area code:
                       (650) 494-2900



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ITEM 5.  Other Events

CNF Inc. announced today that a United States District
Judge, James Ware, has granted the Company's motion to dismiss in its entirety a complaint filed by former executives of Consolidated Freightways Corporation
("CFC") who were seeking to recover reduced pension benefits stemming from the 2002 bankruptcy and closure of CFC. CNF had spun-of CFC to shareholders in 1996 and asked that the lawsuit be dismissed.







                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

November 24, 2003      /s/Eberhard G. H. Schmoller
                        ---------------------------
                        Eberhard G. H. Schmoller
                        General Counsel and Corporate Secretary